UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

Item 1. Report to Stockholders.

Tortoise MLP & Pipeline Fund

Institutional Class (TORIX)
Investor Class (TORTX)
C Class (TORCX)

2014 Semi-Annual Report
May 31, 2014

2	2014 Semi-Annual Report

June 23, 2014

Dear fellow shareholders,

The U.S. economic backdrop during the first half of 2014 has remained supportive of the North American energy revolution. After a rough start to the year, the major stock market indices rebounded nicely to end the first half of the year in positive territory. For the six months ending May 31, 2014, the S&P 500 Index® returned 7.6 percent, with energy and utilities among the best-performing sectors. Against this positive backdrop, pipeline companies continued to benefit from the robust crude oil and natural gas production that has been driving the critical need for energy infrastructure build-out.

Pipeline sector update

North American pipeline companies performed well in the first half of the fiscal year, with the Tortoise North American Pipeline IndexSM returning 16.6 percent, significantly outperforming equities as represented by the S&P 500 Index®. Strong oil and natural gas production growth from premier North American shales has been driving the need for new infrastructure, and midstream companies are continuing to respond. While infrastructure build-out continued for both crude oil and natural gas liquids pipelines, there has been an increase in natural gas pipeline activity, especially around the gas-rich Marcellus shale in Pennsylvania. We also are seeing investments to enable gas pipelines to reverse the direction they transport gas. As the sources of oil and gas have shifted, some pipelines are adding bi-directional capability and reversing flow, reflecting how domestic production growth is changing the way it moves around our country.

Capital markets continued to underpin sector growth, with MLP and pipeline companies raising nearly $26 billion in equity and more than $24 billion in debt offerings during the first fiscal half of 2014, including five new initial public offerings (IPOs). Merger and acquisition activity remained healthy, with approximately $16 billion in MLP and pipeline transactions announced during the year so far. The largest of these was Kinder Morgan’s dropdown of natural gas assets to El Paso Pipeline Partners, LP in a deal valued at approximately $2 billion. As part of the deal, El Paso will acquire 50 percent interests in Ruby Pipeline and Gulf LNG and a 47.5 percent interest in Young Gas Storage.

Concluding thoughts

We believe the prolific volumes of oil and natural gas being produced in the premier basins should continue to drive the need for new pipelines to remove bottlenecks and transport these valuable resources from areas of new and growing production to end users. We look forward to serving you as your professional investment adviser as this compelling story continues.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

Table of contents

Fund information	3

Performance discussion	5

Expense example	7

Financial statements	8

Notes to financial statements	14

Additional information	18

Contacts	23

(unaudited)
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	3

Fund information at May 31, 2014

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional	Investor	C Class
Ticker	TORIX	TORTX	TORCX
Net expense ratio[1]	1.08%	1.33%	2.08%

Redemption fee	None	None	None

Maximum front-end
sales load	None[2]	5.75%[3]	None[2]

Maximum deferred
sales load	None	None[4]	1.00%[5]

[1]	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2015. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
[2]	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
[3]	Investors may qualify for sales charge discounts if they invest at least $50,000.
[4]	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
[5]	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the fund, investors should consider their investment goals, time horizons and risk tolerance. The fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. A leading and pioneering MLP investment firm

Top ten holdings (% of long-term investments)
1.	Spectra Energy Corp.	9.0%
2.	Williams Companies, Inc.	8.8%
3.	ONEOK, Inc.	7.6%
4.	NiSource, Inc.	7.5%
5.	EQT Corp.	6.6%
6.	Enbridge, Inc.	6.0%
7.	Plains GP Holdings, L.P.	4.1%
8.	Enterprise Products Partners L.P.	4.0%
9.	TransCanada Corp.	3.9%
10.	Pembina Pipeline Corp.	3.9%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

  Strategic assets that fuel the economy
  Diversified asset bases
  Limited direct commodity price exposure
  History of predictable, recurring cash flows
  Total return potential through growth and current income
  Experienced management teams

Portfolio statistics

By asset type

By ownership structure

(unaudited)
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

4	2014 Semi-Annual Report

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the fund differ from that of a direct investment in an MLP by an investor. The value of the fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may also write call options which may limit the fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Cash flow measures the cash-generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). Returns include reinvested distributions and dividends. You may not directly invest in an index.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	5

Performance discussion (unaudited)

During the first half of the fiscal year, the fund’s strong asset performance was once again driven by its strategic focus on North American pipelines. These companies continued to benefit from the robust production of crude oil and natural gas coming out of the major North American basins, which has been driving the critical need for additional infrastructure. Both natural gas and crude oil pipelines have been positively affected by investments to enable flow reversals, allowing pipelines to move product to areas of demand, particularly for natural gas coming out of the Marcellus. As a result, the fund’s natural gas pipeline holdings contributed the most to performance, followed by crude oil pipelines. Gathering and processing pipelines that demonstrated solid fee-based growth profiles relating to increasing demand for and production of natural gas liquids were also significant contributors, along with select refined product pipeline companies that benefited from higher refinery utilization and exports, as well as potential dropdowns. At the end of the second fiscal quarter, the fund celebrated its three-year anniversary.

This is our semi-annual report and reflects the period from Dec. 1, 2013 through May 31, 2014. The performance of Tortoise MLP & Pipeline Fund’s share classes for the periods ending May 31, 2014 were as follows:

Total returns
				Since
				inception[1]	Gross
Ticker	Class	6 months	1 year	(3 years)	expense ratio
TORIX	Institutional	20.78%	29.22%	23.36%	1.04%
TORTX	Investor (excluding load)	20.58%	28.78%	22.98%	1.29%
TORTX	Investor (maximum load)	13.64%	21.38%	20.58%	1.29%
TORCX	C Class (excluding CDSC)	20.18%	27.89%	22.07%	2.04%
TORCX	C Class (including CDSC)	19.18%	26.89%	22.07%	2.04%
S&P 500 Index®2		7.62%	20.45%	15.15%	—

[1]	Period from fund inception (5/31/11) through 5/31/14. The Institutional and Investor Class Shares commenced operations on 5/31/11 and C Class Shares commenced operations on 9/19/12. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.

[2]	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-Fund (855-822-3863).

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

6	2014 Semi-Annual Report

Value of $1,000,000 vs. S&P 500 Index® (unaudited)

Since inception on May 31, 2011 through May 31, 2014

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2014. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	7

Expense example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, yours costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period[1]
	(12/01/13)	(05/31/14)	(12/01/13 to 05/31/14)
Institutional Class Actual[2]	$1,000.00	$1,207.80	$5.50

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

Investor Class Actual[2]	$1,000.00	$1,205.80	$6.87

Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

C Class Actual[2]	$1,000.00	$1,201.80	$10.98

C Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.96	$10.05

[1]

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, 1.25% and 2.00% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied 182/365 to reflect the one-half year period.

[2]	Based on the actual returns for the six-month period ended May 31, 2014 of 20.78%, 20.58% and 20.18% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

8	2014 Semi-Annual Report

Schedule of Investments (unaudited)
May 31, 2014

	Shares	Fair Value
Common Stock — 75.5%[1]

Canadian Crude/Refined Products Pipelines — 12.8%[1]
Enbridge, Inc.	2,037,240	$96,748,528
Inter Pipeline Ltd.	1,661,600	48,684,895
Pembina Pipeline Corp.	1,600,926	63,207,269
		208,640,692

Canadian Natural Gas Pipelines — 5.3%[1]
Keyera Corp.	344,500	23,329,923
TransCanada Corp.	1,362,593	63,564,963
		86,894,886

United States Crude/Refined Products Pipelines — 7.1%[1]
Plains GP Holdings, LP	2,398,744	66,205,334
SemGroup Corp.	723,452	49,151,329
		115,356,663

United States Local Distribution Pipelines — 10.9%[1]
CenterPoint Energy, Inc.	2,340,419	56,450,906
NiSource Inc.	3,234,191	120,861,718
		177,312,624

United States Natural Gas Gathering Pipelines — 4.1%[1]
EnLink Midstream, LLC	832,680	34,364,704
Targa Resources Corp.	287,700	33,073,992
		67,438,696

United States Natural Gas Pipelines — 34.4%[1]
EQT Corp.	998,359	106,704,610
National Fuel Gas Co.	630,090	47,256,750
ONEOK, Inc.	1,892,781	122,065,447
Spectra Energy Corp.	3,589,685	145,669,417
Williams Companies, Inc.	3,004,295	141,081,693
		562,777,917

United States Other Energy Infrastructure — 0.9%[1]
NRG Yield, Inc.	304,471	14,282,735
Total Common Stock
(Cost $1,004,578,573)		1,232,704,213

Master Limited Partnerships — 23.1%[1]

United States Crude/Refined Products Pipelines — 11.7%[1]
Buckeye Partners, L.P.	199,853	15,680,466
Genesis Energy, L.P.	203,205	11,582,685
Magellan Midstream Partners, L.P.	510,499	41,799,658
MPLX LP	208,562	11,921,404
Oiltanking Partners LP	97,309	8,670,232
Phillips 66 Partners LP	176,444	10,683,684
Plains All American Pipeline, L.P.	765,766	43,242,806
Sunoco Logistics Partners L.P.	290,200	26,698,400
Tesoro Logistics LP	230,280	16,050,516
Valero Energy Partners LP	95,300	4,234,179
		190,564,030

United States Natural Gas Gathering Pipelines — 5.3%[1]
Access Midstream Partners LP	332,222	20,926,664
DCP Midstream Partners, LP	213,438	11,463,755
MarkWest Energy Partners LP	367,900	22,791,405
Targa Resources Partners LP	123,222	8,374,167
Western Gas Equity Partners LP	151,900	7,892,724
Western Gas Partners LP	214,200	15,420,258
		86,868,973

United States Natural Gas Pipelines — 6.1%[1]
Energy Transfer Equity, L.P.	564,834	28,783,941
Enterprise Products Partners L.P.	852,527	63,786,070
Regency Energy Partners LP	270,400	7,517,120
		100,087,131
Total Master Limited Partnerships
(Cost $260,138,623)		377,520,134

Short-Term Investment — 1.0%[1]

United States Investment Company — 1.0%[1]
Fidelity Institutional Money Market
Portfolio, 0.05%[2]
(Cost $16,656,253)	16,656,253	16,656,253

Total Investments — 99.6%[1]
(Cost $1,281,373,449)		1,626,880,600
Other Assets and Liabilities, Net — 0.4%[1]		7,247,609
Total Net Assets — 100.0%[1]		$1,634,128,209

1 Calculated as a percentage of net assets.
2 Rate indicated is the current yield as of May 31, 2014.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	9

Statement of Assets & Liabilities (unaudited)
May 31, 2014

Assets:
Investments, at fair value
(cost $1,281,373,449)	$1,626,880,600
Receivable for investment securities sold	2,696,123
Dividends & interest receivable	2,729,734
Receivable for capital shares sold	16,653,201
Prepaid expenses and other assets	73,660
Total assets	1,649,033,318
Liabilities:
Payable for investment securities purchased	11,396,488
Payable for capital shares redeemed	1,958,141
Payable to Adviser	1,135,654
Payable for fund administration & accounting fees	124,375
Payable for compliance fees	2,010
Payable for custody fees	5,955
Payable for transfer agent fees & expenses	107,663
Distributions payable	6,102
Accrued expenses	44,406
Accrued distribution fees	124,315
Total liabilities	14,905,109
Net Assets	$1,634,128,209

Net Assets Consist of:
Capital Stock	$1,282,563,574
Accumulated net investment loss	(3,436,560)
Undistributed net realized gain on investments	9,489,114
Net unrealized appreciation on investments
and translations of foreign currency	345,512,081
Net Assets	$1,634,128,209

	Institutional	Investor
	Class	Class	C Class
Net Assets	$1,305,741,865	$274,341,389	$54,044,955
Shares issued and
outstanding[1]	73,208,742	15,453,670	3,066,333
Net asset value,
redemption price
and minimum
offering price
per share	$17.84	$17.75	$17.63
Maximum offering
price per share
($17.75/0.9425)	N/A	$18.83	N/A

[1]	Unlimited shares authorized

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2014

Investment Income:
Dividends and distributions from common stock	$14,550,099
Distributions from master limited partnerships	6,343,102
Less: return of capital on distributions	(7,089,922)
Less: foreign taxes withheld	(544,032)
Net dividends and distributions
from investments	13,259,247
Interest income	5,245
Total investment income	13,264,492

Expenses:
Advisory fees (See Note 5)	5,580,427
Transfer agent fees & expenses (See Note 5)	483,024
Fund administration & accounting fees (See Note 5)	331,566
Registration fees	56,691
Shareholder communication fees	44,527
Custody fees (See Note 5)	28,733
Other	21,232
Audit & tax fees	15,663
Trustee fees (See Note 5)	8,410
Compliance fees (See Note 5)	6,006
Legal fees	5,452
Distribution fees (See Note 6):
Investor Class	284,983
C Class	193,087
Total expenses	7,059,801
Net Investment Income	6,204,691

Realized and Unrealized Gain on
Investments and Translations
of Foreign Currency:
Net realized gain on investments,
including foreign currency gain (loss)	10,187,757
Net change in unrealized appreciation
of investments and translations of
foreign currency	233,301,774
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	243,489,531
Net Increase in Net Assets Resulting
from Operations	$249,694,222

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

10	2014 Semi-Annual Report

Statement of Changes in Net Assets

	Six Months Ended
	May 31, 2014	Year Ended
	(unaudited)	November 30, 2013
Operations
Net investment income	$6,204,691	$10,271,047
Net realized gain on investments, including foreign currency gain (loss)	10,187,757	13,249,093
Net change in unrealized appreciation of investments and translations of foreign currency	233,301,774	104,830,899
Net increase in net assets resulting from operations	249,694,222	128,351,039
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	383,378,845	557,687,049
Proceeds from reinvestment of distributions	10,988,899	1,794,056
Payments for shares redeemed	(135,820,236)	(122,097,816)
Increase in net assets from Institutional Class transactions	258,547,508	437,383,289
Investor Class:
Proceeds from shares sold	74,384,042	149,208,990
Proceeds from reinvestment of distributions	4,109,240	819,425
Payments for shares redeemed	(34,216,149)	(33,146,396)
Increase in net assets from Investor Class transactions	44,277,133	116,882,019
C Class:
Proceeds from shares sold	20,520,779	24,869,422
Proceeds from reinvestment of distributions	484,496	35,685
Payments for shares redeemed	(1,502,679)	(921,349)
Increase in net assets from C Class transactions	19,502,596	23,983,758
Net increase in net assets resulting from capital share transactions	322,327,237	578,249,066
Distributions to Shareholders
From net investment income
Institutional Class	(14,975,361)	(2,554,144)
Investor Class	(2,629,290)	(340,394)
C Class	(209,530)	(16,251)
From net realized gains
Institutional Class	(8,557,980)	(4,027,052)
Investor Class	(1,882,249)	(646,794)
C Class	(285,084)	(30,959)
From return of capital
Institutional Class	(2,738,168)	—
Investor Class	(572,052)	—
C Class	(114,751)	—
Total distributions to shareholders	(31,964,465)	(7,615,594)
Total Increase in Net Assets	540,056,994	698,984,511
Net Assets
Beginning of period	1,094,071,215	395,086,704
End of period (including undistributed (accumulated) net investment income (loss) of
$(3,436,560) and $11,597,901, respectively)	$1,634,128,209	$1,094,071,215

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	11

Financial Highlights

	Institutional Class
	Six Months Ended			Period from
	May 31, 2014	Year Ended	Year Ended	May 31, 2011[1] to
	(unaudited)	November 30, 2013	November 30, 2012	November 30, 2011
Per Common Share Data[2]
Net asset value, beginning of period	$15.16	$12.60	$11.09	$10.00
Investment operations:
Net investment income[3]	0.07	0.15	0.07	0.04
Net realized and unrealized gain on investments
and translations of foreign currency[3]	3.03	2.64	1.51	1.05
Total from investment operations	3.10	2.79	1.58	1.09
Less distributions from:
Net investment income	(0.23)	(0.09)	(0.04)	—
Net realized gains	(0.15)	(0.14)	(0.03)	—
Return of capital	(0.04)	—	—	—
Total distributions	(0.42)	(0.23)	(0.07)	—
Net asset value, end of period	$17.84	$15.16	$12.60	$11.09
Total Return[4]	20.78%	22.60%	14.32%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,305,742	$874,170	$337,740	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[5]	1.00%	1.04%	1.20%	3.90%
After expense reimbursement/recoupment[5]	1.00%	1.08%	1.11%	1.10%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment[5]	1.00%	1.04%	1.19%	3.90%
After expense reimbursement/recoupment[5]	1.00%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average
net assets:
Before expense reimbursement/recoupment[5]	1.02%	1.43%	1.55%	(1.44)%
After expense reimbursement/recoupment[5]	1.02%	1.39%	1.64%	1.36%
Portfolio turnover rate[4]	13%	25%	37%	46%

[1]	Inception date of the Institutional Class.
[2]	For an Institutional Class Share outstanding for the entire period.
[3]	The per common share data for the year ended November 30, 2013, November 30, 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
[4]	Not annualized for periods less than one year.
[5]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

12	2014 Semi-Annual Report

Financial Highlights (continued)

	Investor Class
	Six Months Ended			Period from
	May 31, 2014	Year Ended	Year Ended	May 31, 2011[1] to
	(unaudited)	November 30, 2013	November 30, 2012	November 30, 2011
Per Common Share Data[2]
Net asset value, beginning of period	$15.07	$12.54	$11.06	$10.00
Investment operations:
Net investment income[3]	0.06	0.10	0.03	0.06
Net realized and unrealized gain on investments
and translations of foreign currency[3]	3.00	2.64	1.51	1.00
Total from investment operations	3.06	2.74	1.54	1.06
Less distributions from:
Net investment income	(0.19)	(0.07)	(0.03)	—
Net realized gains	(0.15)	(0.14)	(0.03)	—
Return of capital	(0.04)	—	—	—
Total distributions	(0.38)	(0.21)	(0.06)	—
Net asset value, end of period	$17.75	$15.07	$12.54	$11.06
Total Return[4,5]	20.58%	22.31%	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$274,341	$191,964	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[6]	1.25%	1.29%	1.45%	4.15%
After expense reimbursement/recoupment[6]	1.25%	1.33%	1.36%	1.35%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment[6]	1.25%	1.29%	1.44%	4.15%
After expense reimbursement/recoupment[6]	1.25%	1.33%	1.35%	1.35%
Ratio of net investment income (loss) to average
net assets:
Before expense reimbursement/recoupment[6]	0.77%	1.18%	1.30%	(1.72)%
After expense reimbursement/recoupment[6]	0.77%	1.14%	1.39%	1.08%
Portfolio turnover rate[5]	13%	25%	37%	46%

[1]	Inception date of the Investor Class.
[2]	For an Investor Class Share outstanding for the entire period.
[3]	The per common share data for the year ended November 30, 2013, November 30, 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
[4]	Total return does not reflect sales charges.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	13

Financial Highlights (continued)

	C Class
	Six Months Ended		Period from
	May 31, 2014	Year Ended	September 19, 2012[1] to
	(unaudited)	November 30, 2013	November 30, 2012
Per Common Share Data[2]
Net asset value, beginning of period	$14.93	$12.52	$12.68
Investment operations:
Net investment income[3]	0.01	0.09	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency[3]	2.97	2.53	(0.17)
Total from investment operations	2.98	2.62	(0.16)
Less distributions from:
Net investment income	(0.09)	(0.07)	—
Net realized gains	(0.15)	(0.14)	—
Return of capital	(0.04)	—	—
Total distributions	(0.28)	(0.21)	—
Net asset value, end of period	$17.63	$14.93	$12.52
Total Return[4,5]	20.18%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$54,045	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment[6]	2.00%	2.04%	2.19%
After expense reimbursement/recoupment[6]	2.00%	2.08%	2.11%
Ratio of expenses excluding interest expenses to average net assets:
Before expense reimbursement/recoupment[6]	2.00%	2.04%	2.18%
After expense reimbursement/recoupment[6]	2.00%	2.08%	2.10%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment[6]	0.02%	0.43%	0.57%
After expense reimbursement/recoupment[6]	0.02%	0.39%	0.65%
Portfolio turnover rate[5]	13%	25%	37%

[1]	Inception date of the C Class.
[2]	For a C Class Share outstanding for the entire period.
[3]	The per common share data for the year ended November 30, 2013 and the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
[4]	Total return does not reflect sales charges.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

14	2014 Semi-Annual Report

Notes to Financial Statements (unaudited)
May 31, 2014

1. Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended May 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources.

These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

For the year ended November 30, 2013, the Fund estimated the allocation of investment income and return of capital for distributions received from investments within the Statement of Operations. For this period, the Fund had estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2013, the Fund reallocated the amount of 2013 investment income and return of capital it recognized during the 2013 fiscal year based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $610,000, an increase in unrealized appreciation of investments of approximately $559,000, and an increase in realized gains of approximately $51,000 for the period from December 1, 2013 through May 31, 2014.

The Fund will make distributions of net investment income, if any, semi-annually. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of income, expenses and gains/losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Securities valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common stock	$1,232,704,213	$—	$—	$1,232,704,213
Master limited
partnerships	377,520,134	—	—	377,520,134
Short-term investment	16,656,253	—	—	16,656,253
Total investments
in securities	$1,626,880,600	$—	$—	$1,626,880,600

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2014, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.10%, 1.35%, and 2.10% of average daily net assets of the Fund’s Institutional Class shares, Investor Class shares and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. At May 31, 2014, there was no balance of previously waived advisory fees eligible for recoupment.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

16	2014 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended, May 31, 2014, the Investor Class incurred expenses of $284,983 and the C Class incurred expenses of $193,087 pursuant to the Plan.

7. Capital share transactions

	Six Months	For the
	Ended	Year Ended
TRANSACTIONS IN SHARES:	May 31, 2014	November 30, 2013
Institutional Class:
Shares sold	23,310,532	39,254,171
Shares issued to holders in reinvestment
of distributions	679,346	146,693
Shares redeemed	(8,448,524)	(8,531,691)
Increase in Institutional Class shares
outstanding	15,541,354	30,869,173
Investor Class:
Shares sold	4,534,576	10,573,062
Shares issued to holders in reinvestment
of distributions	256,342	67,221
Shares redeemed	(2,077,217)	(2,305,284)
Increase in Investor Class shares outstanding	2,713,701	8,334,999
C Class:
Shares sold	1,255,735	1,765,434
Shares issued to holders in reinvestment
of distributions	30,455	2,935
Shares redeemed	(91,208)	(63,979)
Increase in C Class shares outstanding	1,194,982	1,704,390
Net increase in shares outstanding	19,450,037	40,908,562

8. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$457,885,062	$167,520,413

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

9. Federal tax information

As of November 30, 2013, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$980,897,274
Gross unrealized appreciation	129,844,636
Gross unrealized depreciation	(16,654,526)
Net unrealized appreciation	113,190,110
Undistributed ordinary income	13,447,144
Undistributed long-term capital gain	7,197,624
Total distributable earnings	20,644,768
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$133,834,878

As of November 30, 2013, the Fund had no capital loss carryforwards.

As of May 31, 2014, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$1,264,119,304
Gross unrealized appreciation	362,761,296
Gross unrealized depreciation	—
Net unrealized appreciation	$362,761,296

On December 27, 2013, the Fund paid the following distributions to shareholders:

Ordinary	Long-Term
Income*	Capital Gains**	Total
$14,754,137	$7,197,713	$21,951,850

On May 29, 2014, the Fund paid the following distributions to shareholders:

Ordinary
Income*	Return of	Long-Term
(estimate)	Capital (estimate)	Capital Gains**	Total
$6,587,644	$3,424,971	$ —	$10,012,615

During the year ended November 30, 2013, the Fund paid the following distributions to shareholders:

Ordinary	Long-Term
Income*	Capital Gains**	Total
$6,546,773	$1,068,821	$7,615,594

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Line of credit

The Fund established a line of credit (“LOC”) in the amount of $135,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. The interest rate during the period was 3.25%. During the period ended May 31, 2014, the Fund did not draw upon the line of credit.

11. Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2014, National Financial Services, LLC, for the benefit of its customers, owned 28.1% and Strafe & Co. owned 27.4% of the outstanding shares of the Fund.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

18	2014 Semi-Annual Report

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise MLP & Pipeline Fund and the Tortoise North American Energy Independence Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to each Fund; (2) the cost of the services provided and the profits realized by Tortoise and its affiliates from services rendered to the Trust with respect to each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the proposed advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement as it relates to each Fund continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds. The Trustees also considered the capitalization of Tortoise and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser (“Montage”) which, through itself and its numerous advisory subsidiaries, oversees approximately $19 billion in assets under management. The Trustees also considered Tortoise’s own capitalization separately, its assets under management, and each Fund’s performance, and the performance of Tortoise’s respective composites that maintain similar investment strategies to each of the Funds. With respect to each Fund’s performance through December 31, 2013, the Trustees noted that while the Funds had underperformed the S&P 500, each Fund’s primary benchmark, such benchmark does not closely resemble each Fund’s investment strategy. The Trustees also considered Tortoise’s specialized investment strategy, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of its portfolio managers in the energy industry. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12 month period ended June 30, 2013. In that regard, the Trustees noted that Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Funds in excess of Rule 12b-1 fees paid by the Funds. The Trustees noted that while the management fees that Tortoise charges to separately managed accounts with similar investment strategies and similar asset levels to that of the Funds are generally lower than the advisory fee for the Funds, Tortoise has additional responsibilities with respect to the Funds, including additional compliance obligations and the preparation of Board and shareholder materials, which justify the higher fee. The Trustees also noted that Tortoise had contractually agreed to reduce its management fees, and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the Tortoise North American Energy Independence Fund has not been profitable.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	19

Additional Information (unaudited) (continued)

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by each Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that each Fund’s management fee was lower than the average management fees reported for the benchmark category and that the total expenses of the Investor and Institutional Class shares of the Funds were lower than the average total expenses reported for funds comprising the benchmark category. They also noted that the average net assets of the funds comprising the benchmark category were lower than the assets of the Tortoise MLP & Pipeline Fund and significantly higher than the assets of the Tortoise North American Energy Independence Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fee for the Funds do not contain breakpoints. The Trustees noted the while the Tortoise MLP & Pipeline Fund had experienced recent robust asset growth, assets in the Tortoise North American Energy Independence Fund remained quite low. They also noted that because of its contractual obligations to reduce its management fees, and, if necessary, reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise: (1) was not paid its full contractual advisory fee for the Tortoise MLP & Pipeline Fund for about the first 19 months of the Fund’s operations, and had only recently (in about July, 2013) recouped its prior expense cap subsidization; and (2) continues to waive advisory fees and reimburse expenses for the Tortoise North American Energy Independence Fund. The Trustees also noted the significant additional services that Tortoise provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. In addition, the Trustees noted that the Tortoise MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio management responsibilities. Finally, the Board noted the distribution and marketing support activities that Tortoise pays for from its own profits, including coordinating with and paying Montage for the development, creation, updating and dissemination of marketing materials, as well as the significant platform expenses that Tortoise incurred for the Tortoise MLP & Pipeline Fund. The Trustees determined that the increased assets in the Tortoise MLP & Pipeline Fund had not proportionately decreased the level of advisory services that Tortoise will be required to provide such Fund. The Trustees also determined that, given the current assets of the Tortoise North American Energy Independence Fund, an increase in assets would most likely not lead to a proportionate decrease in the level of advisory services that Tortoise will be required to provide to that Fund. The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but will consider revisiting this issue in the future as circumstances change and the Tortoise North American Energy Independence Fund’s asset levels increase.

Other Benefits. The Trustees noted that Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Funds’ portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Funds.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

20	2014 Semi-Annual Report

Additional Information (unaudited) (continued)

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	23

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 31, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 31, 2014

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	July 31, 2014

* Print the name and title of each signing officer under his or her signature.